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                                                                    Exhibit 23.2



                                [AA LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 12, 2001 (and to all references to our firm) included in or made a part of Amendment #2 of the Registration Statement on Form SB-2.





Phoenix, Arizona
   April 13, 2001